Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated January 21, 2026 to the current prospectus for:

Retirement Cornerstone® Series 19	Retirement Cornerstone® Series 19E

This Supplement updates certain information in the most recent prospectus for variable annuity contracts and in any supplements to the prospectus (the “Prospectus”). This Supplement incorporates the Prospectus by reference unless otherwise indicated, and all other information included in your Prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to your variable annuity. As is applicable to your contract, please note the following:

(1) No-lapse Guarantee no longer terminated by Excess withdrawals

The Company will discontinue terminating the no-lapse guarantee for Excess withdrawals taken in any contract year. However, please note any Excess withdrawal that brings your Protected Benefit account value to zero will terminate your GMIB benefit (and it cannot be reinstated), and you will not receive any lifetime GMIB payments.

(2) Reinstatement of the GMIB No-lapse Guarantee

If you have an active GMIB contract with a lapsed no-lapse guarantee on February 23, 2026, your no-lapse guarantee may be eligible to be reinstated. For in force contracts where the no-lapse guarantee has terminated, the Company will begin restoring the no-lapse guarantee as of February 23, 2026, subject to and based on the timing of state approvals. The effective date of the no-lapse guarantee restoration for your contract will vary based on state approvals. You will receive an endorsement to your contract once your no-lapse guarantee has been restored. Please note that if your GMIB or your contract terminates before the reinstatement of the no-lapse guarantee is approved by your state, or prior to the effective date, the benefit and your contract will not be reinstated.

RC 19/RC 19 Series E - NB/In Force	Cat. #800276 (1/26)
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